UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 205449

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: March 6, 2000


                             OMNICOMM SYSTEMS, INC.
                             ----------------------
                 (Name of Small Business Issuer in its charter)


           DELAWARE                          0-26028                 11-3349762
           --------                          -------                 ----------
(State or other jurisdiction of      (Commission File Number)      (IRS Employer
 incorporation or organization)                                     Indet. No.)

                3250 MARY STREET, SUITE 402, MIAMI, FLORIDA 33133
                -------------------------------------------------
              (Address of Principal Executive Offices and Zip code)

                  Registrant's Telephone number: (305)448-4700


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Items 1, 2, 5, AND 6.
      ---------------

         On February 14, 2000, OmniComm Systems, Inc., a Delaware corporation ("OmniComm"), entered into a preliminary agreement to acquire 25% of the current stock equity of Medical Network EMN Ltd. for cash and restricted common stock of OmniComm.

Item 7 EXHIBITS.
       --------

         (c) Exhibits.

                  99       Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: March 6, 2000                         OMNICOMM SYSTEMS, INC.
                                            ----------------------
                                                (Registrant)

                                            By: /s/ PETER S. KNEZEVICH
                                                --------------------------------
                                                    Peter S. Knezevich
                                                    Chief Executive Officer


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EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

    99        Press Release